We consent to the reference to our association's 1996 Nationwide Craft/Hobby Consumer Study and 1994/95 Size of Craft/Hobby Industry Study in A.C. Moore Arts & Crafts, Inc.'s registration statement on Form S-1




                                                       /s/ Susan Brandt
                                                       ----------------
                                                       Susan Brandt
                                                       HIA Assistant
                                                       Executive Director
                                                       29 Sept., 1997